Harbor Commodity All-Weather Strategy ETF
Supplement dated October 29, 2026 to the Prospectus and Summary Prospectus, dated March 1, 2026

S&P Dow Jones Indices LLC (“S&P”) has announced that it has entered into an agreement with Quantix Commodities Indices LLC, an affiliate of Quantix Commodities LP, the subadviser to the Harbor Commodity All-Weather ETF (the “Fund”), to bring the Quantix Commodity Index into the S&P family. Accordingly, effective December 1, 2026, the index the Fund tracks, the Quantix Commodity Index, will be renamed the “S&P Quantix Commodity Index” and all references in the Fund’s Prospectus and Summary Prospectus to the Quantix Commodity Index will be replaced with S&P Quantix Commodity Index. In addition, S&P will replace Solactive AG as the index calculation agent and all references in the Fund’s Prospectus and Summary Prospectus to Solactive AG will be replaced with references to S&P.
The following changes to the Fund’s Prospectus and Summary Prospectus will be effective on December 1, 2026.
The first sentence of the Fund Summary – Principal Investment Strategy section in the Fund’s Prospectus and Summary Prospectus is replaced with the following:
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which is co-owned and maintained by S&P Dow Jones Indices LLC (“S&P”) and co-owned by Quantix Commodities Indices LLC (“QCI” or the “Index Provider”), an affiliate of Quantix Commodities LP, the Fund’s subadvisor (“Quantix” or the “Subadvisor”).
The second sentence of the Additional Information about the Funds’ Investments – The Quantix Commodity Index section of the Fund’s Prospectus is replaced with the following:
The S&P Quantix Commodity Index is co-owned and maintained by S&P Dow Jones Indices LLC (“S&P”) and co-owned by Quantix Commodities Indices LLC (“QCI”), an affiliate of Quantix Commodities LP, Harbor Commodity All-Weather Strategy ETF’s subadvisor (“Quantix” or the Subadvisor”), with the objective of being a diversified inflation hedge for investors using commodity futures.
The last paragraph of the Additional Information about the Funds’ Investments – The Quantix Commodity Index section of the Fund’s Prospectus is replaced with the following:
QCI has entered into an index development and co-branding agreement with S&P whereby QCI and S&P co-own the Index, S&P administers and calculates the Index, and QCI has licensed the Index for use in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or QCI nor does S&P or QCI make any representation or warranty, express or implied, to shareholder of the Fund regarding the advisability of investing in the Fund. Past performance of the Index is not an indication or guarantee of future results. S&P’s and QCI’s only relationship to the Advisor is with respect to the Index. The Index is determined, composed, and calculated by S&P without regard to the Advisor or the Fund. Neither S&P nor QCI have any obligation to take the needs of the Advisor or the shareholders of the Fund into consideration in determining, composing, or calculating the Index. Neither S&P nor QCI have any obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index will accurately track Index performance or provide positive investment returns. Harbor Capital does not provide any warranty or guarantee against errors made by S&P or QCI in determining, composing, or calculating the Index.
Investors Should Retain This Supplement For Future Reference
S1026.P.SP.ETF